UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2008
Skilled Healthcare Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33459 (Commission File Number)	20-3934755 (IRS Employer Identification Number)

27442 Portola Parkway, Suite 200 Foothill Ranch, CA (Address of Principal Executive Offices)	92610 (Zip Code)
(949) 282-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.1
Exhibit 99.1

Item 1.01 Entry into a Material Definitive Agreement.
On March 31, 2008, Skilled Healthcare Group, Inc., a Delaware corporation (the “Company”) exercised its rights to increase the revolving loan commitments of certain lenders under its existing second amended and restated first lien credit agreement, as amended (the “Credit Agreement”), by an aggregate amount of $35.0 million. The increase was effected pursuant to an Acknowledgement of Increasing Lenders, dated March 31, 2008 (the “Acknowledgement”).
Following this increase, the total revolving loan commitments under the Credit Agreement equal $135.0 million in the aggregate with the available borrowings increased to approximately $52.5 million. The revolving loan is due in full on June 15, 2010. The revolving loan bears interest, at the Company’s election, either at the prime rate plus an initial margin of 1.75% or the LIBOR plus an initial margin of 2.75%.
The preceding descriptions of the Credit Agreement and the Acknowledgement are summaries only and are qualified in their entirety by the Credit Agreement and the Acknowledgement. The Credit Agreement is filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 filed on October 10, 2006, and the First Amendment to the Credit Agreement is filed as Exhibit 10.12 to the Company’s Registration Statement on Form S-1/A filed on April 23, 2007. The Acknowledgement is attached hereto as Exhibit 10.1. A copy of the Company’s press release issued on March 31, 2008 announcing the increase in the revolving loan commitments under the Credit Agreement is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Acknowledgement of Increasing Lenders, dated March 31, 2008.

99.1	Press Release, dated March 31, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKILLED HEALTHCARE GROUP, INC.
Date: April 1, 2008	/s/ Roland G. Rapp
Roland G. Rapp
General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Acknowledgement of Increasing Lenders, dated March 31, 2008.

99.1	Press Release, dated March 31, 2008.